1 | FCPT | Q3 2022 www.fcpt .comSUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q3 2022 FOUR CORNERS PROPERTY TRUST N YS E : F C P T

2 | FCPT | Q3 2022 C AU T I O N AR Y N O T E R E G AR D I N G F O R W AR D - L O O K I N G S T AT E M E N T S This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward- looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward- looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2021, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission.

3 | FCPT | Q3 2022 TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Maturity Schedule 10 Debt Covenants 11 Real Estate Portfolio Summary Property Locations by Brand 12 Brand Diversification 13 Geographic Diversification 14 Lease Maturity Schedule 15 Exhibits Glossary and Non-GAAP Definitions 16 Reconciliation of Net Income to Adjusted EBITDAre 17

CONSOLIDATING BALANCE SHEET


Olive Garden

chili's

KFC

Firestone

($000s, except shares and per share data) Unaudited	As of 9/30/2022 Real Estate Operations	Restaurant Operations	Elimination	Consolidated FCPT	As of 12/31/2021 Consolidated FCPT
ASSETS					
Real estate investments:					
Land	$ 1,048,772	$ 7,456	$ -	$ 1,056,228	$ 966,565
Buildings, equipment and improvements	1,475,937	14,792	-	1,490,729	1,437,840
Total real estate investments	2,524,709	22,248	-	2,546,957	2,404,405
Less: accumulated depreciation	(693,861)	(6,638)	-	(700,499)	(682,430)
Real estate investments, net	1,830,848	15,610	-	1,846,458	1,721,975
Intangible lease assets, net	106,947	-	-	106,947	104,251
Total real estate investments and intangible lease assets, net	1,937,795	15,610	-	1,953,405	1,826,226
Cash and cash equivalents	35,368	1,301	-	36,669	6,300
Straight-line rent adjustment	59,873	-	-	59,873	55,397
Deferred tax assets	-	920	-	920	864
Other assets	8,166	4,396	-	12,562	11,602
Derivative assets	36,448	-	-	36,448	2,591
Investment in subsidiary	16,503	-	(16,503)	-	-
Intercompany receivable	484	-	(484)	-	-
Total Assets	$ 2,094,637	$ 22,227	$ (16,987)	$ 2,099,877	$ 1,902,980
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 395,808	$ -	$ -	$ 395,808	$ 394,802
Revolving facility ($250,000 capacity)	-	-	-	-	36,000
Unsecured notes ($450,000, net of deferred financing costs)	571,181	-	-	571,181	446,789
Rent received in advance	11,870	-	-	11,870	11,311
Derivative liabilities	-	-	-	-	7,517
Dividends payable	27,487	-	-	27,487	26,655
Other liabilities	19,236	5,564	-	24,800	16,014
Intercompany payable	-	484	(484)	-	-
Total liabilities	$ 1,025,582	$ 6,048	$ (484)	$ 1,031,146	$ 939,088
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	8	-	-	8	8
Additional paid-in capital	1,027,716	16,503	(16,503)	1,027,716	958,737
Accumulated other comprehensive income (loss)	31,968	-	-	31,968	(9,824)
Noncontrolling interest	2,268	-	-	2,268	2,218
Retained earnings	7,095	(324)	-	6,771	12,753
Total equity	$ 1,069,055	$ 16,179	$ (16,503)	$ 1,068,731	$ 963,892
Total Liabilities and Equity	$ 2,094,637	$ 22,227	$ (16,987)	$ 2,099,877	$ 1,902,980

4 | FCPT | Q3 2022

FCPT

5 | FCPT | Q3 2022 CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Unaudited 2022 2021 2022 2021 Revenues: Rental revenue 48,719$ 43,673$ 143,526$ 127,350$ Restaurant revenue 7,289 7,033 22,304 19,374 Total revenues 56,008 50,706 165,830 146,724 Operating expenses: General and administrative 4,917 4,262 14,884 13,490 Depreciation and amortization 10,588 8,831 30,420 25,455 Property expenses 1,999 1,453 5,835 3,657 Restaurant expenses 6,790 6,546 20,725 17,994 Total operating expenses 24,294 21,092 71,864 60,596 Interest expense (9,177) (8,311) (26,583) (24,328) Other income, net 164 2 250 10 Realized gain on sale, net 1,828 - 7,584 431 Income tax expense 23 (97) (209) (231) Net income 24,552 21,208 75,008 62,010 Net income attributable to noncontrolling interest (34) (44) (105) (129) Net Income Attributable to Common Shareholders 24,518$ 21,164$ 74,903$ 61,881$ Basic net income per share 0.30$ 0.28$ 0.93$ 0.81$ Diluted net income per share 0.30$ 0.28$ 0.92$ 0.81$ Regular dividends declared per share 0.3325$ 0.3175$ 0.9975$ 0.9525$ Weighted-average shares outstanding: Basic 81,884,974 76,250,614 80,797,829 76,094,133 Diluted 82,119,447 76,360,526 81,011,737 76,222,167 Three Months Ended September 30, Nine Months Ended September 30,

6 | FCPT | Q3 2022 FFO & AFFO RECONCIL IATION ___________________________ (1) Amount represents non-cash deferred income tax benefit recognized in the third quarter and nine months ended September 30, 2022 for income tax benefit at the Kerrow Restaurant Business (2) Assumes the issuance of common shares for OP units held by non-controlling interest ($000s, except shares and per share data) Unaudited 2022 2021 2022 2021 Net income 24,552$ 21,208$ 75,008$ 62,010$ Depreciation and amortization 10,558 8,797 30,322 25,378 Realized gain on sales of real estate (1,828) - (7,584) (431) FFO (as defined by NAREIT) 33,282$ 30,005$ 97,746$ 86,957$ Straight-line rental revenue (1,648) (1,979) (4,939) (5,775) Deferred income tax (benefit) expense (1) (118) - (57) - Stock-based compensation 1,206 844 3,739 3,092 Non-cash amortization of deferred financing costs 496 468 1,460 1,901 Non-real estate investment depreciation 30 34 98 77 Other non-cash revenue adjustments 543 536 1,600 1,590 Adjusted Funds From Operations (AFFO) 33,791$ 29,908$ 99,647$ 87,842$ Fully diluted shares outstanding(2) 82,234,006 76,519,431 81,126,296 76,381,395 FFO per diluted share 0.40$ 0.39$ 1.20$ 1.14$ AFFO per diluted share 0.41$ 0.39$ 1.23$ 1.15$ Three Months Ended September 30, Nine Months Ended September 30,

NET ASSET VALUE COMPONENTS


Olive Garden
chili's
KFC

Real Estate Portfolio as of 9/30/2022	Purchase Price ($000s)	# of Rental Leases	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	Tenant EBITDAR Coverage[1]	Lease Term Remaining (Yrs)[2]	Annual Cash Base Rent ($000s)[3]	% Total Cash Base Rent[3]
Darden	-	441	3,427	30	4.7x	7.6	104,313	56.2%
Other restaurant	-	378	1,783	32	2.7x	11.2	57,326	30.9%
Non-restaurant	-	179	1,226	19	n/a	6.3	23,827	12.8%
Total Owned Portfolio	-	998	6,436	29	4.0x	8.6	185,466	100.0%
Q3 2022 Transaction Activity[4]								
Leases acquired	69,908	26	196	22	n/a	9.3	4,367	2.4%
Leases sold	8,550	4	16	30	n/a	12.0	(470)	(0.3%)

Tangible Assets		Book Value ($000s)
Cash, cash equivalents, and restricted cash	$	36,669
Other tangible assets		7,330
Total Tangible Assets	**$**	**43,999**

Debt		Face Value ($000s)
Term loan	$	400,000
Senior fixed rate notes		575,000
Revolving credit facility		-
Total Debt	**$**	**975,000**

Tangible Liabilities		Book Value ($000s)
Dividends payable	$	27,487
Rent received in advance, accrued interest, and other accrued expenses		28,107
Total Tangible Liabilities	**$**	**55,594**

Shares Outstanding	
Common stock (shares outstanding as of 9/30/2022)	82,822,584
Operating partnership units (OP units outstanding as of 9/30/2022)	114,559
Total Common Stock and OP Units Outstanding	**82,937,143**

(1) *See glossary on page 16 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 75% of portfolio annual cash base rent. Reporting for non-restaurant sector not included as most non-restaurant tenants do not report financial data. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the year ending May 2022 and updated total Darden brand average for the quarter ending August 2022*

(2) *Lease term weighted by annual cash base rent (ABR) as defined in glossary*

(3) *Current scheduled minimum contractual rent as of 9/30/2022*

(4) *FCPT acquired 26 properties and leasehold interests in Q3 2022; FCPT had four dispositions in the quarter*

7 | FCPT | Q3 2022

FCPT

8 | FCPT | Q3 2022 C APITALIZ ATION & KEY CREDIT METRICS ___________________________ (1) Third quarter 2022 dividend was declared on 9/16/2022, payable on 10/14/2022 (2) Principal debt amount less cash and cash equivalents (3) Current quarter annualized. See glossary on page 16 for definitions of EBITDAre and Adjusted EBITDAre and page 17 for reconciliation to net income % of Market Capitalization Equity: Share price (9/30/2022) 24.19$ Shares and OP units outstanding (9/30/2022) 82,937,143 Equity Value 2,006,249$ 67.3% Debt: Term loan 400,000$ 13.4% Revolving credit facility - 0.0% Unsecured notes 575,000 19.3% Total Debt 975,000$ 32.7% Total Market Capitalization 2,981,249$ 100.0% Less: cash (36,669) Implied Enterprise Value 2,944,580$ Dividend Data (fully diluted) Q3 2022 Common dividend per share(1) $0.3325 AFFO per share $0.41 AFFO payout ratio 80.9% Credit Metrics Net Debt(2) Adjusted EBITDAre (3) Ratio Net debt to Adjusted EBITDAre 938,331$ 170,026$ 5.5x Q3 2022 Capitalization ($000s, except shares and per share data)

DEBT SUMMARY



Olive Garden



chili's



KFC



Firestone

Debt Type	Maturity Date	Balance as of September 30, 2022 ($000s)	% of Debt	Cash Interest Rate as of September 30, 2022[4]	Weighted Average Maturity (Yrs.)
Credit Facility[1]					
Revolving facility	Nov-2025	$ -	-	-	3.1
Term loan	Nov-2023	50,000	5.1%	3.03%	1.1
Term loan	Mar-2024	100,000	10.3%	3.03%	1.4
Term loan	Nov-2025	150,000	15.4%	3.03%	3.1
Term loan	Nov-2026	100,000	10.3%	3.03%	4.1
	Principal Amount	**$ 400,000**			
Unsecured Notes[2]					
A	Jun-2024	$ 50,000	5.1%	4.68%	1.7
C	Dec-2026	50,000	5.1%	4.63%	4.2
B	Jun-2027	75,000	7.7%	4.93%	4.7
D	Dec-2028	50,000	5.1%	4.76%	6.2
G	Apr-2029	50,000	5.1%	2.74%	6.6
E	Jun-2029	50,000	5.1%	3.15%	6.7
F	Apr-2030	75,000	7.7%	3.20%	7.5
I	Mar-2031	50,000	5.1%	3.09%	8.5
H	Apr-2031	50,000	5.1%	2.99%	8.6
J	Mar-2032	75,000	7.7%	3.11%	9.5
	Principal Amount	**$ 575,000**			
Mortgages Payable[3]					
None		-	-	-	-
Total/Weighted Average		**$ 975,000**	**100.0%**	**3.44%**	**4.9**
Unamortized Deferred Financing Costs					
Credit facility		$ (4,192)			
Unsecured notes		(3,818)			
Debt Carrying Value (GAAP)		**$ 966,989**			
Fixed rate		$ 925,000	95%		
Variable rate		$ 50,000	5%		

Credit Rating (Fitch/Moody's): BBB/Baa3

(1) *Borrowings under the term loans accrue interest at a rate of LIBOR plus 1.00% credit spread. FCPT has entered into interest rate swaps that fix 87.5% of the term loans' rate exposure through November 2022, 81% through November 2023, 69% through November 2024, and 56% through November 2025. The all-in cash interest rate on the portion of the term loan that is fixed and including the 1.00% credit spread is approximately 2.9% for 2022, 2.9% for 2023, and 2.5% for 2024. A LIBOR rate of 3.14% as of 9/30/2022 is used for the 12.5% of term loans that are not fixed through hedges*

(2) *These notes are senior unsecured fixed rate obligations of the Company. Cash interest rate excludes amortization of swap gains and losses incurred in connection with the issuance of these notes. The annual amortization of net hedge losses is currently $624 thousand per year*

(3) *As of 9/30/2022, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered*

(4) *Excludes amortization of deferred financing costs on the credit facility and unsecured notes*

9 | FCPT | Q3 2022

FCPT

10 | FCPT | Q3 2022 FCPT DEBT MATURITY SCHEDULE ___________________ Figures as of 9/30/2022 (1) The revolving credit facility expires on November 9, 2025 subject to FCPT’s availability to extend the term for one additional six-month period to May 9, 2026 Current Debt Maturity Schedule ($ millions) $50 $50 $100 $150 $100 $250 $0 $50 $150 $150 $75 $50 $100 $75 $100 $75 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Unsecured Notes 15% 4.9-year weighted average term for notes/term loans 95% fixed rate debt 3.44% weighted average cash interest rate $250 million available on revolver (1) 0% 5% 15% 15% 10% 8% 10%8% 5%% of Total Debt Outstanding 8%

11 | FCPT | Q3 2022 DEBT COVENANTS As of September 30, 2022 Covenants Q3 2022 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 36.7% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 4.9x Limitation on unencumbered leverage ≤ 60% 37.2% Unencumbered interest coverage ratio ≥ 1.75x 5.6x Requirement The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants.

12 | FCPT | Q3 2022 PROPERTY LOCATIONS BY BRAND 998 Leases (1) 121 Brands ___________________________ Figures as of 9/30/2022 (1) FCPT owns 982 rental properties as of 9/30/2022 with 998 leases Lease Count: Olive Garden (312) Longhorn Steakhouse (115) Chili’s (80) KFC (33) Buffalo Wild Wings (24) Burger King (23) Red Lobster (23) Caliber Collision (21) Arby’s (16) Bob Evans (15) NAPA Auto Parts (13) Starbucks (13) BJ’s Restaurant (12) Outback Steakhouse (12) Taco Bell (12) Verizon (12) Texas Roadhouse (11) Bahama Breeze (10) National Tire & Battery (10) Tires Plus (10) Other (221)

BRAND DIVERSIFICATION



Olive Garden
chili's
KFC
Firestone

FCPT Portfolio Brands

Rank	Brand Name	Number	Square Feet (000s)	% of ABR[1]
1	Olive Garden	312	2,654	41.9%
2	Longhorn Steakhouse	115	645	11.9%
3	Chili's	80	438	8.8%
4	Red Lobster	23	170	2.9%
5	Buffalo Wild Wings	24	148	2.3%
6	Burger King	23	73	1.7%
7	Bahama Breeze	10	92	1.7%
8	KFC	33	95	1.7%
9	BJ's Restaurant	12	98	1.5%
10	Bob Evans	15	83	1.4%
11	Caliber Collision	21	270	1.2%
12	Outback Steakhouse	12	81	1.0%
13	Arby's	16	50	0.9%
14	Texas Roadhouse	11	81	0.8%
15	Fresenius	9	72	0.8%
16	Starbucks	13	29	0.7%
17	NAPA Auto Parts	13	92	0.7%
18	Verizon	12	34	0.7%
19	National Tire & Battery	10	69	0.7%
20	Tires Plus	10	63	0.6%
21	Taco Bell	12	31	0.6%
22	Chick-Fil-A	8	39	0.5%
23	REI	2	48	0.5%
24	Firestone	4	32	0.5%
25	Wendy's	7	24	0.4%
26-121	Other	191	925	13.3%
	Total Lease Portfolio	**998**	**6,436**	**100%**

FCPT total ABR[1]: $185.5 million



Olive Garden
ITALIAN KITCHEN
LONGHORN STEAKHOUSE
Other Darden[2]
2%
14 Units
12%
115 Units
9%
80 Units
42%
312 Units
Other Restaurants
22%
298 units
51 brands
Non-Restaurant Retail
13% / 179 units / 63 brands

% Investment Grade[3]: 62%

(1) *Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 9/30/2022, as defined in glossary*
(2) *Other Darden represents Bahama Breeze, Cheddar's, Seasons 52, and Eddie V's branded restaurants*
(3) *Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody's*

13 | FCPT | Q3 2022

FCPT

GEOGRAPHIC DIVERSIFICATION


Olive Garden


chili's


KFC


Firestone


WA
OR
ID
MT
WY
ND
SD
NE
MN
IA
WI
MI
IL
IN
OH
NV
UT
CO
KS
MO
KY
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
VA
CA
AZ
NM
OK
AR
TN
NC
SC
MS
AL
GA
TX
LA
FL
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Leases	State	% ABR	Leases	State	% ABR	Leases	State	% ABR	Leases	State	% ABR	Leases
TX	10.8%	84	MD	3.0%	33	SC	2.5%	28	OK	1.7%	17	AR	1.0%	10
FL	9.9%	79	VA	2.8%	28	CA	2.3%	15	KY	1.7%	19	Other	7.6%	73
OH	6.7%	70	TN	2.8%	28	WI	2.3%	30	AZ	1.5%	14			
GA	5.9%	59	PA	2.8%	24	CO	2.3%	25	MN	1.4%	12			
IL	5.4%	58	NC	2.7%	30	MS	2.3%	24	MO	1.4%	17			
MI	4.0%	48	AL	2.7%	35	IA	1.8%	23	NV	1.2%	8			
IN	3.8%	53	NY	2.5%	26	LA	1.8%	18	KS	1.1%	10			

(1) *Annual cash base rent (ABR) as defined in glossary. Includes one property in Alaska (not pictured)*

14 | FCPT | Q3 2022

FCPT

15 | FCPT | Q3 2022 0.0% 0.8% 2.4% 2.2% 2.6% 13.7% 12.7% 10.7% 10.8% 10.5% 6.5% 13.4% 1.5% 1.7% 2.9% 1.4% 0.1% 0.4% 1.6% 0.9% 0.5% 0.0% 2.5% 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 9/30/2022 (1) Annual cash base rent (ABR) as defined in glossary (2) Occupancy based on portfolio square footage Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.9% occupied2 as of 9/30/2022 Weighted average lease term of 8.6 years Less than 8.0% of rental income matures prior to 2027

16 | FCPT | Q3 2022 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 9/30/2022 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

17 | FCPT | Q3 2022 RECONCIL IATION OF NET INCOME TO ADJUSTED EBITDAR E ___________________________ (1) See glossary on page 16 for non-GAAP definitions ($000s, except shares and per share data) Unaudited 2022 2021 2022 2021 Net Income 24,552$ 21,208$ 75,008$ 62,010$ Adjustments: Interest expense 9,177 8,311 26,583 24,328 Income tax expense (23) 97 209 231 Depreciation and amortization 10,588 8,831 30,420 25,455 EBITDA(1) 44,294 38,447 132,220 112,024 Adjustments: Gain on dispositions and exchange of real estate (1,828) - (7,584) (431) Provision for impairment of real estate - - - - EBITDAre (1) 42,466 38,447 124,636 111,593 Adjustments: Real estate transaction costs 40 69 164 139 Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 42,506 38,516 124,800 111,732 Annualized Adjusted EBITDAre 170,026$ 154,063$ 166,400$ 148,976$ Three Months Ended September 30, Nine Months Ended September 30,

18 | FCPT | Q3 2022 www.fcpt .comSUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q3 2022 FOUR CORNERS PROPERTY TRUST N YS E : F C P T